U.S. SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C. 20549

                                       FORM 8-K/A
                                    (Amendment No. 2)

                                     CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported): February 16, 2001

                                  JustWebIt.com, Inc.
            (Exact name of registrant as specified in its charter)

                                       Nevada
             (State or jurisdiction of incorporation or organization)

                                      033-05902
                             (Commission File Number)

                                     22-2774460
                     (I.R.S. Employer Identification Number)

           460 East 800 North, Orem, Utah                            84097
     (Address of principal executive offices)                     (Zip Code)

              Registrant's telephone number:  (801) 222-0202


        (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

License Agreement.

     On February 16, 2001, the Registrant entered into an Exclusive Product License and Distribution Agreement ("Agreement") with Pelham Associates, Inc. (attached as Exhibit 10 to this Form 8-K). The Agreement grants to the Registrant the exclusive license to software and documentation known as Domain Name Registration SDK and Branding Kit ("Product"), thereby transferring to the Registrant all of Pelham's rights to manufacture, distribute or otherwise utilize the Product.

     The Registrant believes that the license granted under the Agreement will allow for custom vertical market offerings. The Registrant further believes that this will provide the most user-friendly, intuitive places and ways to buy domain names. This
Product will enable the Registrant to mix end-user applications, as well as to allow for backend suite registration. The Registrant believes that the Product will also allow backend credit management and account integration to enable custom offerings like domain search and purchase applications, vertical applications, such as gift certificate domain registrations, and other similar related applications.

     In addition, the Agreement grants to the Registrant the license to copy the Product in object code and to copy, sell, distribute, utilize or otherwise transfer the Product on an exclusive basis. The Agreement includes the right to use the name Domain Name Registration SDK and Branding Kit in connection with licensing the Product, as it currently exists, and allow the Registrant to modify it for third parties. The Agreement has a term which ends on January 4, 2005. In consideration for the Agreement, the Registrant will pay to Pelham 5,000,000 shares of restricted common stock of the Registrant.

Change in Management.

     Gary Borglund, a member of the Board of Directors of the Registrant, has replaced Jon Richard Marple as President of the Registrant. Furthermore, Mr. Marple has resigned from the Board of Directors.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Financial Statements.

     Since the Registrant is not acquiring any asset, but merely entering into an agreement to license certain software for a period of time, then pro forma financial statements under Article 11 of Regulation S-X are not required in connection with this agreement, which is described above.

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to
Item 601 of Regulation S-B.

                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            JustWebIt.com, Inc.



Dated: November 27, 2001                    By: /s/ Gary Borglund
                                            Gary Borglund, President

                                  EXHIBIT INDEX

Number                        Exhibit Description

10     Exclusive Product License and Distribution Agreement (see below).